                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated April 14, 2004, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 2003.

/s/ Kabani & Company, Inc.
--------------------------
    KABANI & COMPANY, INC.

May 27, 2004


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